                                                                 EXHIBIT 10.9



          FORMS OF AMENDMENT TO CHANGE IN CONTROL SEVERANCE AGREEMENTS

                                     FORM 1

                  This Amendment to Change in Control Severance Agreement (this "Amendment") dated as of November 15, 2000 is made by and between The PNC Financial Services Group, Inc. (formerly known as PNC Bank Corp.), a Pennsylvania corporation (the "Company"), and ________________ (the "Executive").



                  WHEREAS, the Company and the Executive have previously entered into a Change in Control Severance Agreement dated as of ____________ (the "Agreement"); and



                  WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its shareholders to amend the Agreement to (a) reflect certain changes that have been made to the Company's employee benefit plans and the personnel classifications applicable to the Company's executives, (b) provide for the enhancement, under certain circumstances, of certain pension-based benefits that become payable to the Executive under the Agreement in the event of a qualifying termination of employment, and (c) revise the definition of "Classification Factor" and make certain clarifying changes; and



                  WHEREAS, Section 7.7 of the Agreement authorizes its modification in a writing signed by both the Executive and a designated officer of the Company;



                  NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the Company and the Executive hereby amend the Agreement as follows:





                  1. Defined Terms. The definitions of capitalized terms used in this Amendment shall be the same as are set forth in the Agreement, except as herein amended.





                  2. Term of Agreement. Effective as of November 15, 2000,
         Section 2(b) of the Agreement is amended by replacing the phrase "SEG 6" with the phrase "Corporate Executive Group Level or equivalent successor classification.".





                  3. Bonus. Effective as of November 15, 2000, Section 5.2(b)(iii) of the Agreement is amended in its entirety to provide as follows:



         "(iii) General. Any payment made to the Executive under this Section 5.2(b) shall be deemed to be a payment made in fulfillment of the Company's then existing or future annual bonus obligations (whether payable in cash or in Company stock), if any, to the Executive under any Company annual incentive compensation plan or program with respect to such fiscal years, including any portion of such bonus payable in the form of Company stock."

                  4. Pension Benefits.Effective as of July 6, 2000, Section 5.2(e) of the Agreement is amended in its entirety to provide as follows:



                           "(e) Pension Benefits.



                  (i) Pension Plan Benefits. The pension benefits accrued by the Executive under the Pension Plan, the Excess Plan, and the SERP (the "Company Pension Plans") shall be paid to the Executive in accordance with the terms of such plans.



                  (ii) Benefits Period Pension Accruals. In addition to amounts payable to the Executive pursuant to the Company Pension Plans, the Company shall pay to the Executive a lump sum amount, in cash, equal to the discounted present value of the difference between (1) the Adjusted Lump Sum Amount, and (2) the Date of Termination Lump Sum Amount. Such discounted present value shall be calculated using an interest rate equal to the Applicable Interest Rate in effect under the Pension Plan as of the Date of Termination. For purposes of this Section 5.2(e):
         "Adjusted Lump Sum Amount" means the total amount that would be distributed to the Executive in the form of lump sum payments under the Pension Plan and the Excess Plan assuming that (A) the Executive (I) remained employed (after the Date of Termination) for the Benefits Period, (II) was compensated during the Benefits Period at the Executive's Annual Base Salary and Annual Bonus, (III) received no prior distributions under the Pension Plan and the Excess Plan, (IV) was fully vested under the Pension Plan and the Excess Plan, and (V) elected to receive his accrued benefits under the Pension Plan and the Excess Plan in the form of a lump sum distribution payable as of the last day of the Benefits Period; (B) the Applicable Interest Rate for purposes of determining the lump sum amounts to be distributed under the Pension Plan and the Excess Plan as of the last day of the Benefits Period is the Applicable Interest Rate in effect for purposes of the Pension Plan and the Excess Plan as of the Date of Termination; and (C) the Interest Credits in effect for each calendar quarter during the Benefits Period are determined based on the Applicable Interest Rate for purposes of the Pension Plan and the Excess Plan as of the Date of Termination; and "Date of Termination Lump Sum Amount" means the total amount that would be distributed to the Executive in the form of lump sum payments from the Pension Plan and the Excess Plan assuming that the Executive elected to receive the distribution of his accrued benefits under the Pension Plan and the Excess Plan in the form of lump sum distributions payable as of the Date of Termination.


                  (iii) Benefits Period SERP Accruals. In addition to amounts payable to the Executive pursuant to Section 5.2(e)(ii) hereof and the Company Pension Plans, the Company shall pay to the Executive a lump sum amount, in cash, equal to the actuarial equivalent present value of the additional pension benefits that the Executive would have accrued under the SERP assuming that the Executive remained employed (after the Date of Termination) for the Benefits Period, was compensated during such period at the Executive's Annual Base Salary and Annual Bonus, and was fully vested under the Company Pension Plans. Such actuarial equivalent present value amount shall be calculated (1) based on the pension benefits that would be payable to the Executive as a 180 month annuity under the SERP commencing as of the last day of the Benefits Period; and (2) using the same methods and assumptions used under the SERP in determining the lump sum value of the Executive's accrued benefit under the SERP as of the Date of Termination.

                  (iv) Increased Pension Benefits. If the Executive has attained the age of 50 but has not yet attained the age of 59 on the Date of Termination, all benefits payable to the Executive under Sections 5.2(e)(i), 5.2(e)(ii), and 5.2(e)(iii) shall be increased by a percentage factor (the "Pension Increase Factor") determined by reference to the age the Executive will have attained on the last day of the Benefits Period (determined assuming the Executive survives to such date) as set forth in Annex A to this Amendment. The Company shall pay such increased benefits in a lump sum, in cash, at the time set forth in Section 5.4.

                  (v) No Adverse Affect. The determinations made pursuant to Sections 5.2(e)(ii), (iii) and (iv) shall be made without giving effect to any amendments made to the Company Pension Plans during the Coverage Period that adversely affect in any manner the amount of pension benefits payable to the Executive under the Company Pension Plans."

                  5. Timing of Payments. Effective as of November 15, 2000, the first sentence of Section 5.4 of the Agreement is amended to add "Section 5.2(e)(i)" after the reference to "Section 5.2(c)" in such sentence.


                  6. Name Change. Effective July 6, 2000, all references in the Agreement to "PNC Bank Corp." are amended to provide "The PNC Financial Services Group, Inc." to reflect the change in the Company's name.


                  7. Classification Factor. Effective as of November 15, 2000,
         Section 8.10 of the Agreement is amended to provide in its entirety as follows:

                           "8.10 "Classification Factor" shall mean three (3)."


                  IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its officer, thereunto duly authorized, and the Executive has executed this Amendment, all as of the day and year first above written.


                                                     THE PNC FINANCIAL SERVICES
                                                                    GROUP, INC.


                                              By: _____________________________
                                                                         [Name]
                                                                        [Title]


                                              By: _____________________________
                                                            [Name of Executive]

                                ANNEX A TO FORM 1


         The following table sets forth the Pension Increase Factors referred to in Section 5.2(e) (iv) for increasing pension benefits when the Executive's attained age at the end of the Benefits Period falls between 52 and 62. For purposes of this Annex A and Section 5.2(e)(iv), the Pension Increase Factor is interpolated to reflect the Executive's age on the last day of the Benefits Period rounded to the nearest month.


         AGE AT END OF BENEFITS PERIOD               PENSION INCREASE FACTOR

         61                                                       5%
         60                                                      10%
         59                                                      15%
         58                                                      20%
         57                                                      25%
         56                                                      20%
         55                                                      15%
         54                                                      10%
         53                                                       5%
         52                                                       0%




                                     FORM 2

                  This Amendment to Change in Control Severance Agreement (this "Amendment") dated as of November 15, 2000, is made by and between The PNC Financial Services Group, Inc. (formerly known as PNC Bank Corp.), a Pennsylvania corporation (the "Company"), and _______________ (the "Executive").



                  WHEREAS, the Company and the Executive have previously entered into a Change in Control Severance Agreement dated as of ____________ (the "Agreement"); and



                  WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its shareholders to amend the Agreement to (a) reflect certain changes that have been made to the Company's employee benefit plans and the personnel classifications applicable to the Company's executives, (b) provide for the enhancement, under certain circumstances, of certain pension-based benefits that become payable to the Executive under the Agreement in the event of a qualifying termination of employment and (c) revise the definition of "Classification Factor" and make certain clarifying changes; and



                  WHEREAS, Section 7.7 of the Agreement authorizes its modification in a writing signed by both the Executive and a designated officer of the Company;



                  NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the Company and the Executive hereby amend the Agreement as follows:





                  1. Defined Terms. The definitions of capitalized terms used in this Amendment shall be the same as are set forth in the Agreement, except as herein amended.

                  2. Term of Agreement. Effective as of November 15, 2000,
         Section 2(b) of the Agreement is amended by replacing the phrase "SEG 6" with the phrase "Corporate Executive Group Level or equivalent successor classification.".





                  3. Bonus. Effective as of November 15, 2000, Section 5.2(b)(iii) of the Agreement is amended in its entirety to provide as follows:



         "(iii) General. Any payment made to the Executive under this Section 5.2(b) shall be deemed to be a payment made in fulfillment of the Company's then existing or future annual bonus obligations (whether payable in cash or in Company stock), if any, to the Executive under any Company annual incentive compensation plan or program with respect to such fiscal years, including any portion of such bonus payable in the form of Company stock."





                  4. Pension Benefits. Effective as of July 6, 2000, Section 5.2(e) of the Agreement is amended in its entirety to provide as follows:



                           "(e) Pension Benefits.



                  (i) Pension Plan Benefits. The pension benefits accrued by the Executive under the Pension Plan, the Excess Plan, and the SERP (the "Company Pension Plans") shall be paid to the Executive in accordance with the terms of such plans.



                  (ii) Benefits Period Pension Accruals. In addition to amounts payable to the Executive pursuant to the Company Pension Plans, the Company shall pay to the Executive a lump sum amount, in cash, equal to the discounted present value of the difference between (1) the Adjusted Lump Sum Amount, and (2) the Date of Termination Lump Sum Amount. Such discounted present value shall be calculated using an interest rate equal to the Applicable Interest Rate in effect under the Pension Plan as of the Date of Termination. For purposes of this Section 5.2(e):
         "Adjusted Lump Sum Amount" means the total amount that would be distributed to the Executive in the form of lump sum payments under the Company Pension Plans assuming that (A) the Executive (I) remained employed (after the Date of Termination) for the Benefits Period, (II) was compensated during the Benefits Period at the Executive's Annual Base Salary and Annual Bonus, (III) received no prior distributions under the Company Pension Plans, (IV) was fully vested under the Company Pension Plans, and (V) elected to receive his accrued benefits under the Company Pension Plans in the form of a lump sum distribution payable as of the last day of the Benefits Period; (B) the Applicable Interest Rate for purposes of determining the lump sum amounts to be distributed under the Company Pension Plans as of the last day of the Benefits Period is the Applicable Interest Rate in effect for purposes of the Company Pension Plans as of the Date of Termination; and (C) the Interest Credits in effect for each calendar quarter during the Benefits Period are determined based on the Applicable Interest Rate for purposes of the Company Pension Plans as of the Date of Termination; and "Date of Termination Lump Sum Amount" means the total amount that would be distributed to the Executive in the form of lump sum payments from the Company Pension Plans assuming that the Executive elected to receive the distribution of his accrued benefits under the Company Pension Plans in the form of lump sum distributions payable as of the Date of Termination.


                  (iii) Increased Pension Benefits. If the Executive has attained the age of 50 but has not yet attained the age of 59 on the Date of Termination, all benefits payable to the Executive under
         Section 5.2(e)(i) and Section 5.2(e)(ii) shall be increased by a percentage factor (the "Pension Increase Factor") determined by reference to the age the Executive will have attained on the last day of the Benefits Period (determined assuming the Executive survives to such date) as set forth in Annex A to this Amendment. The Company shall pay such increased benefits in a lump sum, in cash, at the time set forth in Section 5.4.

                  (iv) No Adverse Affect. The determinations made pursuant to Sections 5.2(e)(ii) and (iii) shall be made without giving effect to any amendments made to the Company Pension Plans during the Coverage Period that adversely affect in any manner the amount of pension benefits payable to the Executive under the Company Pension Plans."


                  5. Timing of Payments. Effective as of November 15, 2000, the first sentence of Section 5.4 of the Agreement is amended to add "Section 5.2(e)(i)" after the reference to "Section 5.2(c)" in such sentence.

                  6. Name Change. Effective as of July 6, 2000, all references in the Agreement to "PNC Bank Corp." are amended to provide "The PNC Financial Services Group, Inc." to reflect the change in the Company's name.


                  7. Classification Factor. Section 8.10 of the Agreement is amended to provide in its entirety as follows:


                           "8.10 "Classification Factor" shall mean three (3)."



                  IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its officer, thereunto duly authorized, and the Executive has executed this Amendment, all as of the day and year first above written.

                                                     THE PNC FINANCIAL SERVICES
                                                                    GROUP, INC.


                                              By: _____________________________
                                                                         [Name]
                                                                        [Title]


                                              By: _____________________________
                                                            [Name of Executive]

                                ANNEX A TO FORM 2


         The following table sets forth the Pension Increase Factors referred to in Section 5.2(e) (iii) for increasing pension benefits when the Executive's attained age at the end of the Benefits Period falls between 52 and 62. For purposes of this Annex A and Section 5.2(e)(iii), the Pension Increase Factor is interpolated to reflect the Executive's age on the last day of the Benefits Period rounded to the nearest month.


         Age at end of Benefits Period               Pension Increase Factor

         61                                                    5%
         60                                                   10%
         59                                                   15%
         58                                                   20%
         57                                                   25%
         56                                                   20%
         55                                                   15%
         54                                                   10%
         53                                                    5%
         52                                                    0%